Exhibit 99.1

331 Treble Cove Road North Billerica, MA 01862	800.362.2668 www.lantheus.com

Lantheus Holdings, Inc. Reports 2016 Fourth Quarter and Full Year Financial Results; Provides 2017 Guidance

Company exceeds full year 2016 guidance, posts revenue of $301.9 million, net income of $26.8 million and

Adjusted EBITDA of $78.3 million

NORTH BILLERICA, Mass., February 21, 2017 –Lantheus Holdings, Inc. (the “Company”) (NASDAQ: LNTH), parent company of Lantheus Medical Imaging, Inc. (“LMI”), a global leader in the development, manufacture and commercialization of innovative diagnostic imaging agents and products, today reported financial results for its fourth quarter and full year ended December 31, 2016.

The Company’s worldwide revenues for the fourth quarter of 2016 totaled $74.4 million, compared to $71.2 million for the fourth quarter of 2015. For the full year 2016, worldwide revenues totaled $301.9 million, compared to $293.5 in 2015, exceeding 2016 guidance of $296 million to $299 million. Revenue results were driven by growth in sales of DEFINITY® and TechneLite®, partially offset by price concessions for Xenon as part of the Company’s nuclear products contracting strategy as well as the divestiture of the Company’s Canadian and Australian radiopharmacy businesses.

Net income for the fourth quarter of 2016 totaled $4.9 million or $0.13 per diluted share, compared to $3.9 million or $0.13 per diluted share for the fourth quarter of 2015. Full year 2016 net income totaled $26.8 million, compared to a net loss of $14.7 million in 2015. The full year $41.5 million improvement is primarily attributable to operational improvements, decreased interest expense and one-time activities in 2015 associated with the Company’s initial public offering and debt refinancing.

The Company’s fourth quarter 2016 Adjusted EBITDA (as defined below in the GAAP to non-GAAP reconciliation) was $19.8 million, or 26.7% of revenues, compared to $18.3 million, or 25.7% of revenues, in the fourth quarter of 2015. Full year 2016 Adjusted EBITDA was $78.3 million, or 25.9% of revenues, compared to $76.3 million, or 26.0% of revenues, for 2015, exceeding 2016 guidance of $73 million to $75 million. Higher Adjusted EBITDA was attributable to the strong performance of higher margin products in the U.S. and the Company’s shift to a distribution model in Canada and Australia, partially offset by the margin impact of price concessions attributed to the Company’s nuclear products contracting strategy and incremental sales and marketing expenses attributable to the growth of DEFINITY sales.

Mary Anne Heino, President and CEO, commented, “2016 was a successful year for the Company on a number of levels as we exceeded both revenue and Adjusted EBITDA guidance, delivering significant value to shareholders. Our strong results reflect 18.1% revenue growth of DEFINITY worldwide, execution of our nuclear products contracting strategy, and a consistent focus on optimizing our capital structure, including $75 million of reduction in our outstanding debt. We enter 2017 poised to drive continued growth while remaining focused on building our portfolio and strengthening the long-term financial results of the Company.”

Outlook

The Company anticipates worldwide revenues for full year 2017 of approximately $312 million to $317 million, compared to $301.9 million in 2016. For the first quarter of 2017, the Company expects worldwide revenues in the range of $77 million to $80 million.

The Company anticipates full year 2017 Adjusted EBITDA, as described in the GAAP to non-GAAP reconciliation provided later in this release, of $79 million to $82 million, representing 24.9% to 26.3% of anticipated worldwide revenues. For the first quarter of 2017, the Company expects Adjusted EBITDA in the range of $18 million to $20 million.

The Company’s guidance for worldwide revenues and Adjusted EBITDA are forward-looking statements. They are subject to various risks and uncertainties that could cause the Company’s actual results to differ materially from guidance. Forward-looking statements are not predictions of the Company’s actual performance. See the cautionary information about forward-looking statements in the “Safe-Harbor Statement” section of this press release.

Internet Posting of Information

The Company routinely posts information that may be important to investors in the “Investors” section of its website at www.lantheus.com. The Company encourages investors and potential investors to consult its website regularly for important information about the Company.

Conference Call and Webcast

As previously announced, the Company will host a conference call starting at 4:30 p.m. Eastern Time today. To access the live conference call via telephone, please dial 1-866-498-8390 (U.S. callers) or 1-678-509-7599 (international callers) and provide passcode 65019185. A live audio webcast of the call also will be available in the Investors section of the Company’s website at www.lantheus.com.

A replay of the audio webcast will be available in the Investors section of our website at www.lantheus.com approximately two hours after completion of the call and will be archived for 30 days.

The conference call will include a discussion of non-GAAP financial measures. Reference is made to the most directly comparable GAAP financial measures, the reconciliation of the differences between the two financial measures, and the other information included in this press release, our Form 8-K filed with the SEC today, or otherwise available in the Investor Relations section of our website located at www.lantheus.com.

The conference call may include forward-looking statements. See the cautionary information about forward-looking statements in the safe-harbor section of this press release.

About Lantheus Holdings, Inc. and Lantheus Medical Imaging, Inc.

Lantheus Holdings, Inc. is the parent company of LMI, a global leader in the development, manufacture and commercialization of innovative diagnostic imaging agents and products. LMI provides a broad portfolio of products, which are primarily used for the diagnosis of cardiovascular diseases. LMI’s key products include the echocardiography contrast agent DEFINITY® Vial for (Perflutren Lipid Microsphere) Injectable Suspension; TechneLite® (Technetium Tc99m Generator), a technetium-based generator that provides the essential medical isotope used in nuclear medicine procedures; and Xenon (Xenon Xe 133 Gas), an inhaled radiopharmaceutical imaging agent used to evaluate pulmonary function and for imaging the lungs. The Company is headquartered in North Billerica, Massachusetts with offices in Puerto Rico and Canada. For more information, visit www.lantheus.com.

Non-GAAP Financial Measures

The Company uses non-GAAP financial measures, such as revenues excluding the impact of foreign currency; adjusted operating income; adjusted net income; Adjusted EBITDA; adjusted net income per share – diluted; and free cash flow. The Company’s management believes that the presentation of these measures provides useful information to investors. These measures may assist investors in evaluating the Company’s operations, period over period. The measures may exclude such items which may be highly variable, difficult to predict and of a size that could have substantial impact on the Company’s reported results of operations for a period. Management uses these and other non-GAAP measures internally for evaluation of the performance of the business, including the allocation of resources and the evaluation of results relative to employee performance compensation targets. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP.

Safe Harbor for Forward-Looking and Cautionary Statements

This press release contains “forward-looking statements” as defined under U.S. federal securities laws, including statements about our 2017 outlook. Forward-looking statements may be identified by their use of terms such as anticipate, believe, confident, could, estimate, expect, intend, may, plan, predict, project, target, will and other similar terms. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to materially differ from those described in the forward- looking statements. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Risks and uncertainties that could cause our actual results to materially differ from those described in the forward-looking statements are discussed in our filings with the Securities and Exchange Commission (including those described in the Risk Factors section in our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q). This press release includes forward-looking non-GAAP guidance for 2017 Adjusted EBITDA. No reconciliation of this forward-looking non-GAAP guidance was included in this press release because, due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.

– Tables Follow –

Lantheus Holdings, Inc.

Consolidated Statements of Operations

(in thousands, except share and per share data – unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Revenues	$74,350	$71,201	$301,853	$293,461
Cost of goods sold	39,703	37,820	164,073	157,939

Gross profit	34,647	33,381	137,780	135,522

Operating expenses
Sales and marketing	8,686	7,806	36,542	34,740
General and administrative	9,990	10,121	38,832	43,894
Research and development	3,710	3,066	12,203	14,358

Total operating expenses	22,386	20,993	87,577	92,992
Gain (loss) on sales of assets	(120)	—	6,385	—

Operating income	12,141	12,388	56,588	42,530
Interest expense	(5,819)	(7,098)	(26,618)	(38,715)
Debt retirement costs	(481)	—	(1,896)	—
Loss on extinguishment of debt	—	—	—	(15,528)
Other (expense) income, net	(97)	(317)	220	(65)

Income (loss) before income taxes	5,744	4,973	28,294	(11,778)
Provision for income taxes	875	1,057	1,532	2,968

Net income (loss)	$4,869	$3,916	$26,762	$(14,746)

Net income (loss) per common share:
Basic	$0.13	$0.13	$0.84	$(0.60)

Diluted	$0.13	$0.13	$0.82	$(0.60)

Weighted-average common shares:
Basic	36,172,609	30,364,501	32,043,904	24,439,845

Diluted	37,853,125	30,364,914	32,655,958	24,439,845

Lantheus Holdings, Inc.

Consolidated Segment Revenues Analysis

(in thousands – unaudited)

	Three Months Ended December 31,			Year Ended December 31,
	2016	2015	% Change	2016	2015	% Change
United States
DEFINITY	$33,180	$28,324	17.1%	$128,677	$109,656	17.3%
TechneLite	21,130	14,667	44.1%	85,412	62,034	37.7%
Xenon	7,458	10,931	(31.8)%	29,078	48,868	(40.5)%
Other	2,965	3,645	(18.7)%	14,253	15,266	(6.6)%

Total United States	64,733	57,567	12.4%	257,420	235,824	9.2%

International
DEFINITY	932	558	67.0%	2,935	2,203	33.2%
TechneLite	3,466	2,450	41.5%	13,805	10,528	31.1%
Xenon	2	2	—	8	30	(73.3)%
Other	5,217	10,624	(50.9)%	27,685	44,876	(38.3)%

Total International	9,617	13,634	(29.5)%	44,433	57,637	(22.9)%

Worldwide
DEFINITY	34,112	28,882	18.1%	131,612	111,859	17.7%
TechneLite	24,596	17,117	43.7%	99,217	72,562	36.7%
Xenon	7,460	10,933	(31.8)%	29,086	48,898	(40.5)%
Other	8,182	14,269	(42.7)%	41,938	60,142	(30.3)%

Total Revenues	$74,350	$71,201	4.4%	$301,853	$293,461	2.9%

Lantheus Holdings, Inc.

Supplemental Revenue Information

(unaudited)

	December 31, 2016 Quarter to Date Sales Growth/(Decline)
	Domestic AsReported	Int’l Constant Currency	Int’l As Reported	Total Constant Currency	Total As Reported
Products
DEFINITY	17.1%	67.2%	67.0%	18.1%	18.1%
TechneLite	44.1%	41.7%	41.5%	43.7%	43.7%
Xenon	(31.8)%	—	—	(31.8)%	(31.8)%
Other	(18.7)%	(51.5)%	(50.9)%	(43.1)%	(42.7)%

Total Revenues	12.4%	(29.9)%	(29.5)%	4.3%	4.4%

	December 31, 2016 Year to Date Sales Growth/(Decline)
	Domestic AsReported	Int’l Constant Currency	Int’l As Reported	Total Constant Currency	Total As Reported
Products
DEFINITY	17.3%	37.7%	33.2%	17.7%	17.7%
TechneLite	37.7%	35.6%	31.1%	37.4%	36.7%
Xenon	(40.5)%	(73.3)%	(73.3)%	(40.5)%	(40.5)%
Other	(6.6)%	(37.7)%	(38.3)%	(29.8)%	(30.3)%

Total Revenues	9.2%	(21.4)%	(22.9)%	3.2%	2.9%

Lantheus Holdings, Inc.

Reconciliation of Revenues to Revenues Excluding the Impact of Foreign Currency

(in thousands – unaudited)

	Three Months Ended December 31, 2016		Year Ended December 31, 2016
	International Revenues	Total Revenues	International Revenues	Total Revenues
Revenues	$9,617	$74,350	$44,433	$301,853
Currency impact as compared to prior period	(53)	(53)	860	860

Revenues, excluding the impact of foreign currency	$9,564	$74,297	$45,293	$302,713

Lantheus Holdings, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(in thousands – unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Operating income	$12,141	$12,388	$56,588	$42,530
Reconciling items impacting Operating Income:
Campus consolidation costs	1,181	—	1,181	3,630
Sponsor and other costs	117	—	117	6,527
Gain (loss) on sales of assets	120	—	(6,385)	—

Adjusted operating income	$13,559	$12,388	$51,501	$52,687

Adjusted operating income, as a percentage revenues	18.2%	17.4%	17.1%	18.0%

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Net income (loss)	$4,869	$3,916	$26,762	$(14,746)

Reconciling items impacting Gross Profit:
Campus consolidation costs	—	—	—	77
Reconciling items impacting Operating Expenses:
Campus consolidation costs	1,181	—	1,181	3,553
Sponsor and other costs	117	—	117	6,527
Gain (loss) on sales of assets	120	—	(6,385)	—
Reconciling items impacting Non-operating Expenses:
Debt retirement costs	481	—	1,896	—
Loss on debt extinguishment	—	—	—	15,528
Interest upon redemption of senior notes	—	—	—	3,250

Adjusted net income	$6,768	$3,916	$23,571	$14,189

Adjusted net income, as a percentage of revenues	9.1%	5.5%	7.8%	4.8%

Lantheus Holdings, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Net income (loss) per common share – Diluted	$0.13	$0.13	$0.82	$(0.60)

Reconciling items impacting Gross Profit:
Campus consolidation costs	$—	$—	$—	$—
Reconciling items impacting Operating Expenses:
Campus consolidation costs	$0.04	$—	$0.04	$0.15
Sponsor and other costs	$—	$—	$—	$0.27
Gain (loss) on sales of assets	$—	$—	$(0.20)	$—
Reconciling items impacting Non-operating Expenses:
Debt retirement costs	$0.01	$—	$0.06	$—
Loss on debt extinguishment	$—	$—	$—	$0.64
Interest upon redemption of senior notes	$—	$—	$—	$0.13

Adjusted net income per common share – Diluted	$0.18	$0.13	$0.72	$0.59

Weighted-average common shares outstanding – Diluted	37,853,125	30,364,914	32,655,958	24,439,845

Lantheus Holdings, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(in thousands – unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Net income (loss)	$4,869	$3,916	$26,762	$(14,746)
Interest expense, net	5,816	7,092	26,598	38,691
Provision for income taxes(a)	452	619	477	1,314
Depreciation	3,529	2,164	9,915	11,813
Amortization of intangible assets	2,070	2,160	8,348	7,838

EBITDA	16,736	15,951	72,100	44,910
Reconciling items impacting EBITDA:
Stock and incentive plan compensation	791	478	3,527	2,002
Legal fees relating to business interruption claim(b)	—	5	9	72
Asset write-off(c)	818	286	1,906	1,468
Severance and recruiting costs(d)	204	507	2,090	1,360
Sponsor fee and other(e)	117	—	117	7,340
Debt retirement costs	481	—	1,896	—
Extinguishment of debt	—	—	—	15,528
Gain (loss) on sales of assets	120	—	(6,385)	—
New manufacturer costs(f)	578	1,081	3,029	3,649

Adjusted EBITDA	$19,845	$18,308	$78,289	$76,329

Adjusted EBITDA, as a percentage of revenues	26.7%	25.7%	25.9%	26.0%

(a)	Represents provision for income taxes, less tax indemnification associated with BMS.
(b)	Represents legal fees and disbursements incurred in connection with our business interruption claim associated with the NRU reactor shutdown in 2009 to 2010.
(c)	Represents non-cash losses incurred associated with the write-down of inventory and write-off of long-lived assets.
(d)	The amounts consist of severance and recruitment costs related to employees, executives and directors.
(e)	Represents expenses paid on behalf of our former sponsor’s secondary offering in 2016, annual sponsor monitoring fee and related expenses and a $6.5 million payment for the termination of our advisory services and monitoring agreement with our sponsor in 2015.
(f)	Represents internal and external costs associated with establishing new manufacturing sources for our commercial and clinical candidate products.

Lantheus Holdings, Inc.

Reconciliation of Free Cash Flow

(in thousands – unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Cash provided by operating activities	$12,781	$12,626	$49,642	$21,762
Capital expenditures	(2,422)	(4,732)	(7,398)	(13,151)

Free cash flow	$10,359	$7,894	$42,244	$8,611

Lantheus Holdings, Inc.

Condensed Consolidated Balance Sheets

(in thousands – unaudited)

	December 31, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$51,178	$28,596
Accounts receivable, net	36,818	37,293
Inventory	17,640	15,622
Other current assets	5,183	3,851
Assets held for sale	—	4,644

Total current assets	110,819	90,006
Property, plant & equipment, net	94,187	95,654
Intangibles, net	15,118	20,496
Goodwill	15,714	15,714
Other long-term assets	20,060	20,509

Total assets	$255,898	$242,379

Liabilities and Stockholders’ Deficit
Current liabilities:
Current portion of long-term debt	$3,650	$3,650
Accounts payable	18,940	11,657
Accrued expenses and other current liabilities	21,249	18,502
Liabilities held for sale	—	1,715

Total current liabilities	43,839	35,524
Asset retirement obligation	9,370	8,145
Long-term debt, net	274,460	349,858
Other long-term liabilities	34,745	34,141

Total liabilities	362,414	427,668

Stockholders’ deficit	(106,516)	(185,289)

Total liabilities and stockholders’ deficit	$255,898	$242,379

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CONTACTS:

Investors

Gary Santo

Head of Capital Markets and Investor Relations

978-671-8960

Media

Meara Murphy

Director, Investor Relations and Corporate Communications

978-671-8508